BBH TRUST

BBH BROAD MARKET FUND
CLASS N SHARES (“BBBMX”)
CLASS I SHARES (“BBBIX”)

BBH CORE SELECT
CLASS N SHARES (“BBTEX”)
RETAIL CLASS SHARES (“BBTRX”)

BBH INTERNATIONAL EQUITY FUND
CLASS N SHARES (“BBHEX”)
CLASS I SHARES (“BBHLX”)

(each, a “Fund” and collectively, the “Funds”)

SUPPLEMENT DATED JUNE 29, 2011
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2011, AS SUPPLEMENTED APRIL 6, 2011 AND JUNE 1, 2011

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

The Management Information Table within “Management” of each Fund’s SAI is hereby revised by adding the following biographical entry on Mr. Collins after Mr. Frazier’s entry.

Mark M. Collins Birth Date: November 8, 1956	Trustee	Since 2011	Partner of Brown Investment Advisory & Trust Company.	4	Chairman of Dillon Trust Company; Chairman of Keswick Management; Director of Domaine Clarence Dillon, Bordeaux, France; and Director of Pinnacle Care International.

The first footnote to the Management Information Table is deleted in its entirety and replaced with the following:

#	All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust's By-laws). Except for Ms. Livingston, Mr. Collins and Mr. Frazier, the Trustees previously served on the Board of the Predecessor Trust.

The “Board Leadership Structure” section within “Board of Trustees” is deleted in its entirety and replaced with the following:

The Board is comprised of one Interested Trustee and seven Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”). The Board has appointed Mr. Joseph V. Shields Jr., to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Valuation Committee. The Committee chairs each preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, legal requirements under applicable law, including the 1940 Act, the fact that the Board is comprised of a majority (87.5%) of Independent Trustees, the number of funds (and classes) overseen by the Board, and the total number of Trustees on the Board.

The following is added as the last paragraph of “Individual Trustee Qualifications” within “Board of Trustees”:

The Board has concluded that Mr. Collins should serve as a Trustee of the Funds because of his 32 years of extensive experience in investment advisory, corporate finance and economic policy planning.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.